STATEMENTS OF FINANCIAL CONDITION (Unaudited) (USD $)	Jun. 30, 2014	Dec. 31, 2013
ASSETS
Investments	$ 14,409,931	$ 18,589,455
Interest receivable	198	165
Total Assets	14,410,129	18,589,620
Liabilities:
Redemptions payable	397,929	529,590
Accrued brokerage fees	44,377	70,894
Accrued management fees	17,099	20,064
Total Liabilities	459,405	620,548
Partners' Capital:
Limited Partners (1,878,074.196 and 2,394,803.341 Units, respectively)	13,689,215	17,703,845
General Partner (35,877.343 and 35,877.343 Units, respectively)	261,509	265,227
Total Partners' Capital	13,950,724	17,969,072
Total Liabilities and Partners' Capital	14,410,129	18,589,620
NET ASSET VALUE PER UNIT (in dollars per unit)	$ 7.29	$ 7.39
Cambridge Master Fund [Member]
ASSETS
Investments	11,014,574	11,299,138
KR Master Fund [Member]
ASSETS
Investments	$ 3,395,357	$ 7,290,317